                            SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

     (X) Preliminary Information Statement
     ( ) Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))
     ( ) Definitive Information Statement
                        _______________________________

                     INTERNATIONAL ALLIANCE SERVICES, INC.
                  (Name of Registrant As Specified In Charter)
                        _______________________________

Payment of Filing Fee (Check the appropriate box):

     (X) No fee required.

     ( ) Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         _________________________________________________
         (2) Aggregate number of securities to which transaction applies:
         _________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _________________________________________________
         (4)  Proposed maximum aggregate value of transaction:
         _________________________________________________
         (5)  Total fee paid:
         _________________________________________________

     ( ) Fee paid previously with preliminary materials.

     ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:
             __________________________________________
             2) Form, Schedule or Registration Statement No.:
             __________________________________________
             3) Filing Party:
             __________________________________________
             4) Date Filed:
             __________________________________________

                                  [IASI LOGO]







Dear Stockholders:

     International Alliance Services, Inc., a Delaware corporation ("IASI"), has entered into Unit Purchase Agreements and Warrant Agreements, each dated as of December 24, 1996 (collectively, the "Purchase Agreements"), relating to the issuance and sale by IASI of an aggregate of 616,611 units of IASI for $9.00 per Unit (the "Unit Issuances"). Each unit is comprised of one share of common stock, $.01 par value per share, of IASI ("Common Stock") and one warrant to purchase one share of Common Stock at an exercise price of $11.00 per share, exercisable for a three-year period from the date of issuance (a "Unit"). Pursuant to the Purchase Agreements, IASI has agreed to issue and sell to (a) MGD Holdings Ltd., a Bermuda corporation controlled by Michael G. DeGroote, Chairman of the Board of Directors of IASI, 555,556 Units for an aggregate purchase price of $5.0 million; (b) WeeZor I Limited Partnership, a limited partnership controlled by Richard C. Rochon, a director of IASI, 55,555 Units for an aggregate purchase price of $0.5 million; and (c) Harve A. Ferrill, a director of IASI, through the Harve A. Ferrill Trust, U/A 12/31/69, 5,500 Units for an aggregate purchase price of $49,500.

     On January 6, 1997, in accordance with Delaware law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Unit Issuances. ACCORDINGLY, STOCKHOLDERS OF IASI ARE NOT BEING ASKED FOR, AND ARE REQUESTED NOT TO SEND PROXIES AND FOR THAT REASON NO PROXY CARD HAS BEEN ENCLOSED FOR STOCKHOLDERS. NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER APPROVAL OF THE UNIT ISSUANCES.

     The attached Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. The Information Statement contains a more detailed description of the Unit Issuances. I encourage you to read the Information Statement thoroughly.


                                        Very truly yours,





                                        EDWARD F. FEIGHAN
                                        Chief Executive Officer and President

Cleveland, Ohio
March      , 1997

                     INTERNATIONAL ALLIANCE SERVICES, INC.
                            10055 SWEET VALLEY DRIVE
                            VALLEY VIEW, OHIO 44125

                             INFORMATION STATEMENT

     This Information Statement is being furnished to the stockholders of International Alliance Services, Inc., a Delaware corporation ("IASI"), in connection with the proposed issuance and sale of an aggregate of 616,611 units of IASI (a "Unit") for $9.00 per Unit (the "Unit Issuances"). Each Unit is comprised of one share of common stock, $0.01 par value per share, of IASI ("Common Stock") and one warrant to purchase one share of Common Stock ("Warrant") at an exercise price of $11.00 per share exercisable for a three-year period from the date of issuance. The Unit Issuances consist of the following transactions: (a) the issuance and sale to MGD Holdings Ltd. ("MGD Holdings"), a Bermuda corporation controlled by Michael G. DeGroote, Chairman of the Board of Directors and a director of IASI, of 555,556 Units, which consist of 555,556 shares of Common Stock (the "MGD Shares") and Warrants to purchase 555,556 shares of Common Stock (the "MGD Warrants"), for an aggregate purchase price of $5.0 million pursuant to a Unit Purchase Agreement and a Warrant Agreement, respectively, between IASI and MGD Holdings (the "MGD Purchase Agreements"); (b) the issuance and sale to WeeZor I Limited Partnership ("WeeZor"), a limited partnership controlled by Richard C. Rochon, a director of IASI, of 55,555 Units, which consist of 55,555 shares of Common Stock (the "WeeZor Shares") and Warrants to purchase 55,555 shares of Common Stock (the "WeeZor Warrants"), for an aggregate purchase price of $0.5 million pursuant to a Unit Purchase Agreement and a Warrant Agreement, respectively, between IASI and WeeZor (the "WeeZor Purchase Agreements"); and (c) the issuance and sale to Harve A. Ferrill, a director of IASI, through the Harve A. Ferrill Trust, U/A 12/31/69 (the "Ferrill Trust" and, together with MGD Holdings and WeeZor, the "Investors"), of 5,500 Units, which consist of 5,500 shares of Common Stock (the "Ferrill Shares" and, together with the MGD Shares and the WeeZor Shares, the "Shares") and Warrants to purchase 5,500 shares of Common Stock (the "Ferrill Warrants" and, together with the MGD Warrants and the WeeZor Warrants, the "Warrants"), for an aggregate purchase price of $49,500 pursuant to a Unit Purchase Agreement and a Warrant Agreement, respectively, between IASI and Mr. Ferrill (the "Ferrill Purchase Agreements" and, together with the MGD Purchase Agreements and the WeeZor Purchase Agreements, the "Purchase Agreements").

     As required by the Bylaws of the National Association of Securities Dealers ("NASD") and in conformance with Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Unit Issuances. On January 6, 1997 ( the "Record Date"), in accordance with Delaware law, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Unit Issuances (the "Stockholder Consent"). ACCORDINGLY, STOCKHOLDERS OF IASI ARE NOT BEING ASKED FOR PROXIES AND ARE REQUESTED NOT TO SEND PROXIES, AND FOR THAT REASON NO PROXY CARD HAS BEEN ENCLOSED FOR STOCKHOLDERS. NO MEETING OF STOCKHOLDERS WILL BE HELD TO CONSIDER APPROVAL OF THE UNIT ISSUANCES.

     This Information Statement is being furnished by IASI and was first mailed
on or about March      , 1997 to holders of record of Common Stock as of the
close of business on the Record Date.

     THE UNIT ISSUANCES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         The date of this Information Statement is March       , 1997.

                               TABLE OF CONTENTS


                                                            PAGE NUMBER
                                                            -----------

INTRODUCTION                                                          3

RECENT DEVELOPMENTS                                                   3

THE UNIT ISSUANCES                                                    4

VOTING SECURITIES AND PRINCIPAL HOLDERS                               6

EXECUTIVE COMPENSATION                                                8

APPENDIX I - FORM OF UNIT PURCHASE AGREEMENT                        I-1

APPENDIX II - FORM OF WARRANT AGREEMENT                            II-1

                                  INTRODUCTION

     IASI is a diversified services company which, acting through its subsidiaries, provides specialty insurance services, business consulting and management services, and waste and environmental services. In October 1996, IASI completed certain merger transactions (the "Merger Transactions"), pursuant to which it acquired the Century Surety Company and its subsidiaries (the "CSC Group"), which includes three insurance companies, and Commercial Surety Agency, Inc. d/b/a Century Surety Underwriters ("CSU"), an insurance agency that markets surety bonds. Through IASI's insurance subsidiaries, IASI provides specialty insurance and bonding to small and medium sized commercial enterprises in over forty states throughout the United States.

     On December 1, 1996, IASI completed the acquisition of SMR & Co. Business Services ("SMR"). Through SMR, IASI provides business consulting and management services in the areas of tax planning, tax return preparation and compliance, computer consulting, outsourcing, employee benefit program design and administration, and human resource management to individuals and small and medium sized commercial enterprises.

     The waste services IASI provides include hazardous and non-hazardous waste treatment, storage and transportation services, disposal services and a broad range of related environmental services including engineering, consulting and analysis, remediation, groundwater/wastewater and other technical services. IASI currently operates seven hazardous and non-hazardous waste treatment, storage and disposal facilities located in the United States and Canada. These TSD Facilities are serviced by IASI's integrated trucking operations. IASI does not own any hazardous waste disposal sites.

     IASI was formed as a Delaware corporation in 1987 under the name Stout Environmental, Inc. In 1992, IASI was acquired by Republic Industries, Inc. (formerly known as Republic Waste Industries, Inc., "RII"). In April 1995, RII effected a spin-off of its hazardous waste operations through a distribution of the Common Stock of IASI to the stockholders of record of RII (the "Spin-off"). In connection with the Merger Transactions, in October 1996, IASI changed it name to International Alliance Services, Inc. from Republic Environmental Systems, Inc. IASI's Common Stock trades on the Nasdaq Market System under the trading symbol "IASI."

     The principal executive office of IASI is located at 10055 Sweet Valley Drive, Valley View, Ohio, 44125 and its telephone number is (216) 447-9000.


                              RECENT DEVELOPMENTS

     On February 24, 1997, IASI announced the consummation of its acquisition of Midland Consultants, Inc. (the "Midland Acquisition"). Midland Consultants, Inc. is located in Cleveland, Ohio and provides specialized employment services. As consideration for the Midland Acquisition, IASI paid $208,000 and issued 87,500 shares of Common Stock valued at $11.625 per share, and warrants to purchase 20,000 shares of Common Stock at an exercise price of $11.625 per share, exercisable until January 31, 2000.

     On March 3, 1997, IASI consummated its acquisition of M&N Risk Management, Inc., M&N Enterprises, Inc. and Millisor Firmco, Inc. (the "M&N Acquisition"). M&N Risk Management, Inc., M&N Enterprises, Inc. and Millisor Firmco, Inc. provide third party worker's compensation administrative services in the State of Ohio. Such services include providing employers with a turn key operation which integrates actuarial analysis and underwriting capabilities with claims administration. IASI paid $1.0 million and issued 384,615 shares of Common Stock valued at $13.00 per share, and warrants to purchase 900,000 shares of Common Stock at an exercise price of $13.00 per share, exercisable until March 3, 2000, as consideration for the M&N Acquisition.

     On March 3, 1997 announced its intention to acquire The Benefits Group Agency, Inc., a full-service corporate benefits administration company (the "Benefits Acquisition"). The Benefits Group Agency, Inc. is a licensed insurance agency providing a full range of insurance products to corporations, including small group health care, disability and life coverages. It also offers comprehensive administrative services for retirement planning, executive benefits and risk exposure evaluations. As consideration for the Benefits Acquisition, it is contemplated that IASI will pay $2.5 million and issue warrants to purchase 500,000 shares of Common Stock at an exercise price of $12.50 per share, exercisable for a three year period from the date of issuance.

                               THE UNIT ISSUANCES

GENERAL

     The following is a brief description of certain aspects of the proposed Unit Issuances by IASI pursuant to (i) the MGD Purchase Agreements, each dated as of December 24, 1996, between MGD Holdings and IASI, (ii) the WeeZor Purchase Agreements, each dated as of December 24, 1996, between WeeZor and IASI and (iii) the Ferrill Purchase Agreements, each dated as of December 24, 1996, between the Ferrill Trust and IASI. The issuance and sale of the Shares and the Warrants are being effected without registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreements, copies of the forms of which are attached hereto as Appendices I and II.

BACKGROUND TO THE UNIT ISSUANCES

     The IASI Board of Directors, at a meeting held on December 9, 1996 and by written consent dated December 15, 1996, approved the issuance and sale of up to 4,000,000 Units in a transaction to be effected without registration under the Securities Act. On December 30, 1996, IASI issued and sold 3,251,888 Units for $9.00 per Unit (the "Private Placement"). Each Unit consisted of one share of Common Stock and one Warrant. The Private Placement resulted in net proceeds to IASI of approximately $27.6 million, after deducting the placement agent fee and other estimated expenses associated with the Private Placement. As part of such Private Placement, the Investors entered into the Purchase Agreements to purchase an aggregate of 616,611 Units, subject to stockholder approval. On January 6, 1997, the Unit Issuance was approved by the written consent of the holders of a majority of the outstanding shares of Common Stock. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), IASI has prepared this Information Statement to be distributed to holders of Common Stock as of the Record Date.

EXEMPT ACQUISITION OF MERGER SHARES AND MERGER WARRANTS UNDER SECTION 16b-3(d) OF THE EXCHANGE ACT

     Pursuant to Rule 16b-3(d)(2) of the Exchange Act, the Stockholder Consent to approve the Unit Issuances also constituted a vote to approve an acquisition of Common Stock by Messrs. DeGroote, Rochon and Ferrill, through their controlling interests in MGD Holdings, WeeZor and the Ferrill Trust, respectively, that is exempt from the provisions of Rule 16b under the Exchange Act. For more information regarding the beneficial ownership of Common Stock by each of Messrs. DeGroote, Rochon and Ferrill, see "Principal Stockholders."

APPRAISAL RIGHTS

     Holders of Common Stock that did not consent to the Unit Issuances will not have any appraisal rights or the right to receive cash for their shares of Common Stock.

THE PURCHASE AGREEMENTS

     MGD Purchase Agreement. Pursuant to the MGD Purchase Agreements, IASI will issue and sell to MGD Holdings for an aggregate purchase price of $5.0 million (i) the MGD Shares, consisting of 555,556 shares of Common Stock, and
(ii) the MGD Warrants, consisting of warrants to purchase 555,556 shares of Common Stock at an exercise price of $11.00 per share, exercisable in whole or in part for a three-year period from the date of issuance.

     WeeZor Purchase Agreement. Pursuant to the WeeZor Purchase Agreements, IASI will issue and sell to WeeZor for an aggregate purchase price of $0.5 million (i) the WeeZor Shares, consisting of 55,555 shares of Common Stock, and
(ii) the WeeZor Warrants, consisting of warrants to purchase 55,555 shares of Common Stock at an exercise price of $11.00 per share, exercisable in whole or in part for a three-year period from the date of issuance.

     Ferrill Purchase Agreement. Pursuant to the Ferrill Purchase Agreements, IASI will issue and sell to the Ferrill Trust for an aggregate purchase price of $49,500 (i) the Ferrill Shares, consisting of 5,500 shares of Common Stock, and (ii) the Ferrill Warrants, consisting of warrants to purchase 5,500 shares of Common Stock at an exercise price of $11.00 per share, exercisable in whole or in part for a three-year period from the date of issuance.

     Representations and Warranties. Each of the Purchase Agreements contain representations and warranties given by IASI and each of the Investors that are customary in transactions relating to the issuance and purchase of stock, including, among other things:(i) corporate status, (ii) power and authority,
(iii) the authorization and validity of the Purchase Agreements, (iv) the absence of (a) material defaults under any contract or governing instrument of the respective party, (b) violations of law, and (c) liens resulting from the execution and delivery of the Purchase Agreements, (v) consents, approvals, waivers or other action as required to consummate the transactions contemplated by the Purchase Agreements and (vi) commissions in connection with the Unit Issuances.

     In addition to the foregoing, IASI gave representations and warranties to each of the Investors relating to: (i) the capitalization of IASI, (ii) IASI's compliance with securities laws and the NASD rules, (iii) the delivery of governing documents and (iv) the financial statements of, and lack of material adverse changes to, IASI since December 31, 1995. The Investors' also gave IASI representations and warranties relating to each of the following: (i) their respective investment intent and knowledge, (ii) the provision by IASI to each of the Investors of (a) all information that each of the Investors deemed necessary in making an investment decision and (b) the opportunity to question IASI regarding information that each of the Investors deemed necessary in making an investment decision and (iii) the arrival of an independent decision by each of the Investors to invest in the Units.

     Certain Pre-Closing Covenants. Pursuant to each of the Purchase Agreements, each of the parties thereto has agreed that it will, among other things, (i) make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated by the Purchase Agreements, (ii) obtain approval from the other party prior to making any press release or other public communication relating to the subject matter of the Purchase Agreements, (iii) cooperate with the other party in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable in connection with the Unit Issuances, (iv) promptly notify the other party of the occurrence or non-occurrence of any event which would be likely to cause any representation or warranty to be untrue and (v) use reasonable efforts and to take all actions or cause to be done all things necessary to consummate the transactions contemplated by the Purchase Agreements as soon as practicable, including seeking or making all filings, orders, consents or authorizations required under applicable law and obtaining consents from governmental bodies or parties to any contracts. In addition, IASI has agreed to prepare and file this Information Statement with the Commission, and each of the Investors has agreed to vote any shares of Common Stock held by it from time to time in favor of the Purchase Agreements and the transactions contemplated thereby.

     Conditions to Closing. The closing of the transactions contemplated by each Purchase Agreement (each, a "Closing") will take place on the third business day following such date that the conditions set forth therein have been satisfied or waived in writing, or such other date as is mutually agreed between IASI and any of the respective Investors. The respective obligations of each party to effect the Closing is subject to the fulfillment of the following conditions, any and all of which may be waived, in whole or in part, to the extent permitted by law: (i) approval of the Purchase Agreements by the stockholders of IASI, (ii) no court, administrative agency or commission shall have enacted or entered any rule or other order which is in effect and which materially restricts, prevents or prohibits consummation of the Closing, (iii) each of the representations and warranties of IASI and each of the Investors contained in the respective Purchase Agreement shall be true and correct as of the Closing except for such failures which would not, either individually or in the aggregate, have a material adverse effect on IASI, MGD Holdings, WeeZor or the Ferrill Trust, as the case may be, and (iv) on or prior to Closing, IASI and each of the Investors shall have performed or complied in all material respects with all of their respective agreements and covenants set forth in the Purchase Agreements. The Closing under one Purchase Agreement is not conditioned upon the simultaneous Closing under either of the other Purchase Agreements.

     Indemnification. The Purchase Agreements provide for the mutual indemnification of the parties thereto for any losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including without limitation, attorneys' fees and expenses) or deficiencies ("Claims") resulting from any breach of a representation, warranty or covenant by the indemnifying party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

     Registration Rights. Pursuant to the Purchase Agreements, IASI has agreed to register under the Securities Act all of the Shares and all of the shares that will be issued upon exercise of the Warrants (the "Warrant Shares") pursuant to a shelf registration (the "Shelf Registration") and to use its best efforts to cause the Shelf Registration to be declared effective by the Commission as soon as practicable after the Closing. IASI has agreed to maintain the effectiveness of the Shelf Registration until the earlier of (i) three years from the date of issuance of the Shares and the Warrants or (ii) such time as all of the Shares and Warrant Shares have been sold under the Shelf Registration or an exemption from registration.

     IASI is obligated to pay all expenses associated with the registration of the Shares and the Warrant Shares other than discounts and commissions with respect to the resale thereof. IASI has further agreed to indemnify each of the Holders whose securities are included in such registration and certain related parties against certain liabilities, including liabilities under the Securities Act. In addition, each of the Investors has agreed to indemnify IASI against certain liabilities, including liabilities under the Securities Act, relating to any information provided by, or any action or inaction of, each of the Investors, respectively.

USE OF PROCEEDS FROM THE UNIT ISSUANCES

     IASI estimates that it will realize net proceeds of approximately $5.3 million from the Offering, after payment of the approximately $277,500
placement fee and approximately $                     in estimated related
expenses. The net proceeds will be used for general corporate purposes, to fund IASI's working capital requirements, and to finance acquisitions and capitalize on expansion opportunities.

GENERAL EFFECT OF THE UNIT ISSUANCES UPON EXISTING STOCKHOLDERS

     The issuance of the Shares will have a dilutive effect on the voting rights of the holders of Common Stock as of the date of the Closing. In addition, in the event of exercise of the Warrants, the voting rights of the holders of Common Stock will be further diluted upon the issuance of any Warrant Shares.


                    VOTING SECURITIES AND PRINCIPAL HOLDERS


DESCRIPTION OF CAPITAL STOCK

     IASI's authorized capital stock consists of 100,000,000 shares of Common Stock. As of the Record Date, 33,764,506 shares were outstanding (34,997,728 shares after giving effect to the issuance of the Shares and the Warrant Shares and assuming no other issuances of Common Stock). All of the Shares and Warrant Shares, upon issuance, will be validly issued, fully paid and nonassessable. As of the Record Date, and after giving effect to the Unit Issuances, 56,438,894 shares of Common Stock had been reserved for issuance in connection with the exercise of outstanding options and warrants to purchase Common Stock.

     The holders of Common Stock are entitled to one vote for each share of Common Stock on all matters voted on by the stockholders of IASI and do not have preemptive rights.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of February 28, 1997, after giving effect to the Unit Issuances, by (i) each person who is known by IASI to own beneficially five percent or more of Common Stock, (ii) each director of IASI, (iii) each executive officer of IASI named in the Summary Compensation Table (see "Executive Compensation") and (iv) all directors and executive officers of IASI as a group.


                                                   NUMBER OF SHARES
                      NAME                         BENEFICIALLY OWNED (1)      PERCENT OF CLASS
-------------------------------------------------  --------------------        ----------------
Alliance Holding Corporation (2).................            25,256,556   (3)             64.9%
Joseph E. LoConti (2)............................            25,262,056   (4)             64.9%
Michael G. DeGroote (5)..........................            14,247,112   (6)             34.6%
H. Wayne Huizenga (7)............................             8,444,444   (8)             20.6%
Harve A. Ferrill.................................                13,000   (9)                 *
Edward F. Feighan................................                 6,800                       *
Douglas R. Gowland...............................               206,800  (10)              1.0%
Richard C. Rochon................................               111,110  (11)                 *
Gregory Skoda....................................               489,000  (12)              1.0%
Craig L. Stout...................................                 1,600  (13)                 *
All directors and officers as a group (8 persons)            32,580,422                   71.1%

* Less than 1%.

(1) Shares of Common Stock that are not outstanding but that may be acquired by a person upon exercise of options or warrants within 60 days after the date of this Information Statement are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. However, such shares are not deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

(2) Mr. LoConti is the President, a director and the controlling shareholder of Alliance Holding Corporation ("Alliance"). The address of Mr. LoConti and Alliance is 10055 Sweet Valley Drive, Valley View, Ohio 44125.

(3) Includes 4,115,000 shares of Common Stock issuable upon exercise of outstanding warrants and 7,751,556 shares of Common Stock owned of record by MGD Holdings, in each case after giving effect to the Unit Issuances, for which Alliance shares voting power with MGD Holdings pursuant to a voting agreement, dated October 18, 1996 (the "Voting Agreement"), between Alliance and MGD Holdings. Pursuant to the Voting Agreement, MGD Holdings, for a period of two years from the date thereof, has agreed to vote all shares of Common Stock held by MGD Holdings from time to time in accordance with the recommendations of the management of Alliance.

(4) Consists of 1,000 shares owned of record by Mr. LoConti's wife, 4,500 shares owned of record by Alliance Prime Associates, Inc., a company of which Mr. LoConti is a director and sole shareholder, and the shares described in footnote (3) held of record by Alliance.

(5) The address of Mr. DeGroote is Victoria Hall, 11 Victoria Street, P.O. Box HM 1065, Hamilton, HMEX Bermuda.

(6) Consists of 14,247,112 shares of Common Stock owned of record by MGD Holdings, a Bermuda corporation controlled by Mr. DeGroote, and includes 6,495,556 shares of Common Stock issuable upon exercise of outstanding warrants owned of record by MGD Holdings, in each case after giving effect to the Unit Issuances.

(7) The address of Mr. Huizenga is 450 East Las Olas Blvd., Suite 1500, Fort Lauderdale, Florida 33301.

(8) Consists of 2,222,222 shares of Common Stock owned of record by Huizenga Investments Limited Partnership ("Huizenga Investments"), a limited partnership controlled by Mr. Huizenga, and 6,222,222 shares of Common Stock issuable upon exercise of outstanding warrants owned of record by Huizenga Investments.

(9) Consists of 7,500 shares of Common Stock owned of record by the Ferrill Trust and includes 5,500 shares of Common Stock issuable upon exercise of outstanding warrants owned of record by the Ferrill Trust, in each case after giving effect to the Unit Issuances.

(10) Includes 70,000 shares of Common Stock that Mr. Gowland has the right to acquire upon exercise of outstanding options and warrants.

(11) Consists of 55,555 shares of Common Stock owned of record by WeeZor, a limited partnership controlled by Mr. Rochon, and 55,555 shares of Common Stock issuable upon exercise of outstanding warrants owned of record by WeeZor, in each case after giving effect to the Unit Issuances.

(12) Includes 293,400 shares of Common Stock that Mr. Skoda has the right to acquire upon exercise of outstanding warrants.

(13) Includes 1,200 shares held in a trust for the benefit of Mr. Stout's children for which Mr. Stout's wife is the trustee.


CHANGE IN CONTROL OF IASI

     In October 1996, IASI completed the Merger Transactions pursuant to which IASI acquired the CSC Group and CSU, former subsidiaries of Alliance, in exchange for 14,760,000 shares of Common Stock and warrants to purchase an aggregate of 4,115,000 shares of Common Stock at exercise prices ranging from $2.675 to $3.875 per share. Mr. LoConti, Vice Chairman and a director of IASI, is the President, a director and controlling shareholder of Alliance, and beneficially owns the shares of Common Stock owned by Alliance. Prior to the Merger Transactions, Mr. DeGroote, through MGD Holdings, beneficially owned approximately 49.5% of the outstanding Common Stock of IASI. Upon consummation of the Merger Transactions, Alliance and Mr. DeGroote, through MGD Holdings, beneficially owned approximately 41.4% and 29.3%, respectively, of the outstanding shares of Common Stock. See " Principal Stockholders" for information regarding the beneficial ownership of the shares of Common Stock beneficially owned by Alliance, Mr. LoConti and Mr. DeGroote as of February 28, 1997, after giving effect to the Unit Issuances.

     Subject to the occurrence of certain events, Alliance has agreed to grant a proxy to Mr. DeGroote that covers the shares of Common Stock held by Alliance.

                             EXECUTIVE COMPENSATION

     The following tables set forth information with respect to the Chief Executive Officer as of the end of the year ended December 31, 1995 and the other most highly compensated executive officer of IASI as to whom the total annual salary and bonus for the year ended December 31, 1995, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE



                                                                 LONG-TERM
                                                                COMPENSATION
                                                                   AWARDS
                                                                ------------
                                                                 SECURITIES
                           ANNUAL COMPENSATION       OTHER       UNDERLYING
                          ----------------------     ANNUAL      WARRANTS/
     POSITION       YEAR    SALARY      BONUS     COMPENSATION    OPTIONS
------------------  ----  ----------  ----------  ------------  ------------
Michael G DeGroote  1995          --          --            --     400,000(1)
Chairman of         1994          --          --            --          --
the Board           1993          --          --            --          --
Douglas R. Gowland  1995    $204,430          --            --(2)  120,000(3)
Executive Vice      1994    $204,613          --            --          --
President           1993    $204,800          --       $30,874(4)       --



(1) Warrants beneficially owned by Mr. DeGroote consist of 400,000 warrants held of record by MGD Holdings.

(2) Excludes the aggregate value of perquisites as such value is less than 10% of total annual salary and bonus for Mr. Gowland.

(3)  See "--Executive Warrants" for more information regarding these warrants.

(4) Consists of reimbursements to Mr. Gowland for expenses incurred by him relating to the sale of his residence and relocation to Philadelphia, Pennsylvania in November 1993 in connection with the reorganization of the hazardous waste services operations of IASI.


                    WARRANTS GRANTED IN THE LAST FISCAL YEAR



                                                                                     POTENTIAL REALIZABLE
                     INDIVIDUAL GRANTS MADE IN 1995                                VALUE AT ASSUMED ANNUAL
                    ----------------------------------                             RATES OF STOCK PRICE
                      NUMBER       % OF                                               APPRECIATION FOR
                        OF        TOTAL                                                  WARRANT TERM
                    SECURITIES   OPTIONS/                                            --------------------
                    UNDERLYING   WARRANTS                                   AT 0%           AT 5%           AT 10%
                    WARRANTS/   GRANTED TO   EXERCISE                       ANNUAL          ANNUAL          ANNUAL
                     OPTIONS/   EMPLOYEES   PRICE PER      EXPIRATION       GROWTH          GROWTH          GROWTH
                    GRANTED(1)   IN 1995      SHARE           DATE           RATE            RATE            RATE
                    ----------  ----------  ----------  -----------------  --------  --------------------  --------
Michael G DeGroote      80,000       13.5%       $3.60  June 30, 1996           -0-                   -0-       -0-
                        80,000       13.5%       $3.60  June 30, 1997           -0-                   -0-       -0-
                        80,000       13.5%       $3.60  June 30, 1998           -0-                   -0-       -0-
                        80,000       13.5%       $3.60  June 30, 1999           -0-                   -0-       -0-
                        80,000       13.5%       $3.60  June 30, 2000           -0-                   -0-       -0-

Douglas R.Gowland       10,000        1.7%       $5.10  May 31, 1996            -0-                   -0-       -0-
                        24,000        4.0%       $1.60  May 31, 1997           $600               $ 4,800   $ 9,240
                        24,000        4.0%       $1.60  May 31, 1998           $600               $ 6,940   $14,040
                        24,000        4.0%       $1.60  May 31, 1999           $600               $ 9,240   $19,320
                        24,000        4.0%       $1.60  May 31, 2000           $600               $11,640   $25,080
                        14,000        2.4%       $1.60  December 31, 2000      $350               $ 7,630   $16,800


(1) All warrants set forth in the table were granted as of April 25, 1995 in connection with the Spin-off.

 AGGREGATED WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END WARRANT
                                     VALUE



                                                  NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                       UNDERLYING                 IN-THE-MONEY
                                                  UNEXERCISED WARRANTS              WARRANTS
                          SHARES                  AT DECEMBER 31, 1995        AT DECEMBER 31, 1995
                        ACQUIRED ON   VALUE    --------------------------  --------------------------
         NAME           EXERCISE     REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------  -----------  --------  -----------  -------------  -----------  -------------
Michael G. DeGroote(1)          -0-       -0-      320,000         80,000        -0-(2)        -0-(2)

Douglas R. Gowland           50,000   $28,750       32,000         38,000     $2,800        $3,325



(1) Warrants beneficially owned by Mr.DeGroote consist of 400,000 warrants held of record by MGD Holdings.

(2) None of these warrants were "in-the-money" at year-end as the exercise price of the warrants exceeded the market price of Common Stock at December 31, 1995.

EXECUTIVE WARRANTS

     In April 1995, in connection with the Spin-off, IASI issued to holders of warrants to purchase RII common stock, warrants to purchase a number of shares of IASI Common Stock equal to one-fifth the number of shares of RII common stock that they could acquire upon exercise of their RII warrants. The per share exercise price for shares issued pursuant to warrants granted under this arrangement was calculated to reflect the effect of the Spin-off on the market price of RII common stock and IASI Common Stock. The IASI warrants granted pursuant to this arrangement vest in accordance with the vesting schedule of the RII warrant held by such warrant holder as long as the warrant holder is employed by, or performs services for, RII or IASI, or their respective affiliates.

     As of April 25, 1995, the date of the Spin-off (the "Spin-off Date"), Mr. Gowland held warrants to purchase 600,000 shares of RII common stock (the "RII Executive Warrants"), which he received as compensation for his service as an officer of RII. Accordingly, in connection with the Spin-off, Mr. Gowland received warrants to purchase 120,000 shares of Common Stock (the "IASI Executive Warrants" and, together with the RII Executive Warrants, the "Executive Warrants"). The Executive Warrants vested in increments of 8.33% on May 31, 1992, 20% per year over the subsequent four years through May 31, 1996, and the remaining 11.67% vested December 31, 1996. Of Mr. Gowland's IASI Executive Warrants, 10,000 have an exercise price of $5.10 per share and 110,000 have an exercise price of $1.60 per share. The Executive Warrants are exercisable, with respect to the portion vested, for a period of four years following such vesting. As of June 1, 1996, IASI Executive Warrants to purchase 106,000 shares of Common Stock had vested and Mr. Gowland had exercised his right to purchase 50,000 of such shares.

DIRECTOR COMPENSATION

     Directors who are employees of IASI are not paid any fees or additional compensation for service as members of the Board of Directors or any committee thereof. Directors who are not employees of IASI receive a $15,000 annual retainer fee, as well as a fee of $1,000 for each meeting of the Board of Directors attended. In addition, directors who are committee members receive a fee of $500 for each committee meeting attended.

                                                                      APPENDIX I

                           UNIT PURCHASE AGREEMENT

     This Unit Purchase Agreement (this "Agreement") is dated as of the date set forth on the signature page hereof between the undersigned Investor ("Investor") and International Alliance Services, Inc., a Delaware corporation ("Issuer"). Issuer and Investor may hereinafter be referred to collectively as the "Parties" or individually as a "Party."

                                  RECITALS

     Subject to the terms and conditions of this Agreement, Investor desires to purchase, and Issuer desires to issue and sell to Investor units (the "Units") of the Company, with each Unit consisting of one share of Common Stock (as defined herein), and one Warrant (defined herein) to purchase one additional share of Common Stock.

                             TERMS OF AGREEMENT

     In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS


     1.1 Defined Terms. As used herein the following terms shall have the following meanings:

         "Agreement" means this Unit Purchase Agreement.

         "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Ohio.

         "Closing" has the meaning set forth in Section of this Agreement.

         "Closing Date" has the meaning set forth in Section of this Agreement.

         "Common Stock" means the common stock, $.01 par value per share, of Issuer, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of Issuer of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Issuer and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of Issuer.

         "Contract" means any agreement, indenture, lease, sublease, license, sublicense, promissory note, evidence of indebtedness, insurance policy, annuity, mortgage, restriction, commitment, obligation or other contract, agreement or instrument (whether written or oral).

         "Controlling Person" has the meaning set forth in Section of this Agreement.

         "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Demanding Security Holder" shall have the meaning set forth in
Section 7.2.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

     "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

     "Holder" means, collectively, a Warrant Holder and Shareholder.

     "Indemnified Party" has the meaning set forth in Section of this Agreement.

     "Indemnifying Party" has the meaning set forth in Section of this Agreement.

     "Information Statement" has the meaning set forth in Section 6.7 of this Agreement.

     "Investor" has the meaning set forth in the Preamble of this Agreement.

     "Issuer" has the meaning set forth in the Preamble of this Agreement.

     "Lien" means any mortgage, pledge, security interest, assessment, encumbrance, lien, lease, sublease, adverse claim, levy, or charge of any kind, or any conditional Contract, title retention Contract or other contract to give or refrain from giving any of the foregoing.

     "Material Adverse Change or "Material Adverse Effect" means, with respect to any Person, any change or effect that is or is reasonably likely to be materially adverse to the financial condition, business, prospects or results of operations of such Person.

     "NASD" means the National Association of Securities Dealers, Inc., or any successor thereto.

     "Offering Memorandum" means that certain Confidential Offering Memorandum of Issuer dated December 18, 1996.

     "Person(s)" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Placement Agreement" means that certain Placement Agency Agreement between Issuer and Allen & Company Incorporated relating to the issuance of the Units.

     "Purchase Price" means for the initial Issuer's purchase of the Units, an amount equal to the product of (i) the Unit Price multiplied by (ii) the number of Units being purchased as set forth in Section .

     "Register", "registered" and "registration" refer to a registration of the offering and sale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means, at any particular time and as to each Holder, (a) all of such Holder's Shares, (b) all shares of Common Stock issuable upon the exercise of such Holder's Warrants and (c) all of such Holder's issued and outstanding Warrant Stock; provided, however, as to any particular Registrable Securities, such Registrable Securities will cease to be Registrable Securities when they have been sold pursuant to an effective registration statement or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and the purchaser and seller receive an opinion of counsel from the seller or the purchaser, which opinion shall be in form and substance reasonably satisfactory to the other party and Issuer and their respective counsel, to the effect that such stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

     "Registration Expenses" has the meaning set forth in Section of this Agreement.

     "Registration Statement" has the meaning set forth in Section 7.3.

     "Requirement of Law" means as to any Person, the articles of incorporation, bylaws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

     "Required Holders" means the Holders of Warrants exercisable for an amount exceeding 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of the outstanding Warrants.

     "Restricted Common Stock" means Shares or Warrant Stock evidenced by a certificate bearing the restricted legend set forth in Section 3.1.

     "SEC" means the Securities and Exchange Commission.

     "SEC Reports" has the meaning set forth in Section  of this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the applicable time.

     "Shareholder" means each Person in whose name the Shares are registered on the books of Issuer maintained for such purpose.

     "Shares" has the meaning set forth in Section  of this Agreement.

     "Shelf Registration Statement" has the meaning set forth in Section 7.1 of this Agreement.

     "Spin-off" means the distribution of Issuer's Common Stock to holders of record of Republic Industries, Inc. (formerly known as Republic Waste Industries, Inc.) common stock effected in April 1995.

     "Subsidiary" means each of those Persons of which another person, directly or indirectly owns beneficially securities having more than 50% of the voting power in the election of directors (or persons fulfilling similar functions or duties) of the owned Person (without giving effect to any contingent voting rights).

     "Terminating Investor Breach" has the meaning set forth in Section 2.4.

     "Terminating Issuer Breach" has the meaning set forth in Section 2.4.

     "Transfer Notice" has the meaning set forth in Section 3.2 of this Agreement.

     "Unit Price" has the meaning set forth in Section  of this Agreement.

     "Units" has the meaning set forth in the Recitals of this Agreement.

     "Warrant Holder" means each Person in whose name the Warrants are registered on the books of Issuer maintained for such purpose or each Person holding any Warrant Stock.

     "Warrant Stock" means the shares of Common Stock purchased by Warrant Holder upon exercise of a Warrant.

     "Warrants" means the warrants issued pursuant to this Agreement and the Warrant Agreement and all warrants issued upon transfer, division or combination of, or in substitution for, such warrants. All

Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised. One Warrant shall entitle the record holder thereof to purchase from Issuer one share of Common Stock (subject to adjustment as provided in Article
IV) at the exercise price equal to the Current Warrant Price.

          "Warrant Agreement" means the Warrant Agreement referred to in Section 2.2.

     1.2  Other Definitional Provisions.

          (a) All references to "dollars" or "$" refer to currency of the United States of America.

          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.


          (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP.

          (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

          (e) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits or schedules hereto) and not to any particular provision of this Agreement.

                                   ARTICLE II

                  ISSUANCE AND PURCHASE OF SHARES AND WARRANTS


     2.1 Issuance and Purchase of Common Stock and Warrants. Subject to the terms and conditions of this Agreement, Issuer will issue and sell to Investor and Investor will subscribe for and purchase from Issuer for a purchase price of $9.00 per Unit (the "Unit Price") the number of Units set forth on the signature page hereof. Each Unit shall consist of (i) one share of Common Stock (collectively, the "Shares") and (ii) one Warrant.

     2.2 Warrant Agreement. The Warrants will be issued under and be governed by the terms and conditions of a Warrant Agreement by and between the Issuer and the Investors in the form of Schedule A attached hereto.

     2.3 Closing. The closing of the transactions contemplated herein (the "Closing") shall take place at the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, New York, 10022 at 10:00 New York, New York time on the third Business Day following such date that the conditions set forth in Article IX have been satisfied or waived in writing, or such other time, date or place as the Parties may mutually agree (the "Closing Date"). At the Closing, (a) Investor shall pay to Issuer, by wire transfer of immediately available funds to an account designated in writing by Issuer, the Purchase Price; (b) Issuer shall issue to Investor the Shares, and deliver to Investor certificates for the Shares duly registered in the name of Investor; (c) Issuer shall issue to Investor the Warrants and deliver to Investor certificates for the Warrants; and (d) all other agreements and other documents referred to in this Agreement shall be executed and delivered (to the extent not completed prior to the Closing Date).

     2.4  Termination.

          (a) Events of Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date, as follows:

               (i) by mutual written agreement of the Parties;

               (ii) by Issuer upon written notice to Investor, upon and during the continuance of a breach of any representation, warranty, covenant or agreement on the part of Investor set forth in this Agreement, or if any representation or warranty of Investor shall have become untrue, in either case such that the conditions set forth in Section would not be satisfied (a "Terminating Investor Breach").

               (iii) by Investor upon written notice to Issuer, upon and during the continuance of a breach of any representation, warranty, covenant or agreement on the part of Issuer set forth in this Agreement, or if any representation or warranty of Issuer shall have become untrue, in either case such that the conditions set forth in Section would not be satisfied (a "Terminating Issuer Breach").

          (b)  Effect of Termination.

               (i) If this Agreement is validly terminated pursuant to Section
(a)(i) or (ii) hereof, no Party hereto will have any liability to the other Parties hereto except that any such termination shall be without prejudice to any claim which either Party may have against the other for breach of this Agreement (or any representations, warranty, covenant, or agreement included herein).

               (ii) If this Agreement is validly terminated pursuant to Section
(a)(iii) or (iv) hereof by a nonbreaching Party, in addition to any other remedy available to the nonbreaching Party, all reasonable out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby will be reimbursed promptly by the breaching Party.

                                  ARTICLE III

                        RESTRICTIONS ON TRANSFERABILITY


     The Shares, Warrants and Warrant Stock shall not be transferred before satisfaction of the conditions specified in this Article III, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws with respect to the transfer of any Shares, Warrants or Warrant Stock. Each Holder, by entering into this Agreement and accepting the Shares and the Warrants, agrees to be bound by the provisions of this Article III.

     3.1 Restrictive Legend. Except as otherwise provided in this Article III, each certificate representing Shares, Warrants or Warrant Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE UNIT PURCHASE AGREEMENT, DATED AS OF DECEMBER __, 1996, BETWEEN INTERNATIONAL ALLIANCE SERVICES, INC. AND THE INITIAL HOLDERS OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF INTERNATIONAL ALLIANCE SERVICES, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH UNIT PURCHASE AGREEMENT."

     3.2 Notice of Proposed Transfers. Prior to any transfer of any Warrants or any shares of Restricted Common Stock, the Holder of such Warrants or Restricted Common Stock shall give five days' prior written notice to Issuer of such Holder's intention to effect such transfer (a "Transfer Notice"). Each Holder agrees that it will not sell, transfer or otherwise dispose of Warrants or any shares of Restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section , and each Warrant Certificate issued upon such transfer shall bear the restrictive legend set forth in Section , unless opinion of the transferee's or Holder's counsel delivered to Issuer in connection with such transfer (which opinion shall be reasonably satisfactory to Issuer) such legend is not required in order to ensure compliance with the Securities Act.

     3.3 Termination of Restrictions. The restrictions imposed by this Article III upon the transferability of the Warrants and the Restricted Common Stock and the legend requirement of Section shall terminate as to any particular Share, Warrant or Warrant Share (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Holder thereof shall have delivered to Issuer the written opinion of counsel to such Holder, which opinion shall be reasonably satisfactory to Issuer, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Article III shall terminate as to any Warrants or any Restricted Common Stock, as herein above provided, the Holder thereof shall be entitled to receive from Issuer, at the expense of Issuer, a new Warrant Certificate or a new certificate representing such Common Stock, as the case may be, not bearing the restrictive legend set forth in Section 3.1.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF ISSUER.


     As a material inducement to Investor entering into this Agreement and purchasing the Shares and Warrants, Issuer represents and warrants to Investor as follows:

     4.1 Corporate Status. Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Issuer has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted. Issuer and its Subsidiaries are qualified or licensed to conduct business in all jurisdictions where its or their ownership or lease of property and the conduct of its or their business requires such qualification or licensing, except to the extent that failure to so qualify or be licensed would not have a Material Adverse Effect on Issuer. There is no pending or threatened proceeding for the dissolution, liquidation or insolvency of Issuer or any of its Subsidiaries.

     4.2 Corporate Power and Authority. Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     4.3 Enforceability. This Agreement has been duly executed and delivered by Issuer and constitutes a legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

     4.4 No Violation. The execution and delivery by Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Issuer with the terms and provisions hereof, will not (a) result in a violation or breach of, or constitute, with the giving of notice or lapse of time, or both, a material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which Issuer is a party or by which Issuer or any material portion of Issuer's properties or assets may be bound, (b) violate any Requirement of Law applicable to Issuer or any material portion of Issuer's properties or assets or (c) result in the imposition of any Lien upon any of the properties or assets of Issuer; except where any of the foregoing would not have a Material Adverse Effect on Issuer.

     4.5 Consents/Approvals. No consent, approval, waiver or other action by any Person under any Contract to which either Issuer or any of its Subsidiaries is a party, or by which any of their respective properties or assets are bound, is required or necessary for the execution, delivery or performance by Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not have a Material Adverse Effect on Issuer.

     4.6 Capitalization. The authorized capital stock of Issuer consists of 100,000,000 shares of Common Stock. As of December 13, 1996, 30,492,618 shares of Common Stock were validly issued and outstanding, fully paid and non-assessable. Except (a) as contemplated by this Agreement, the Placement Agreement and the Warrant Agreement, and (b) as set forth on Schedule
1.1 hereof, there are (y) no rights, options, warrants, convertible securities, subscription rights or other agreements, calls, plans, contracts or commitments of any kind relating to the issued and unissued capital stock of, or other equity interest in, Issuer outstanding or authorized and (z) no contractual obligations of Issuer to repurchase, redeem or otherwise acquire any shares of Issuer Common Stock. Upon delivery to Investor of the certificates representing the Shares and the Warrants and payment of the Purchase Price, Investor will acquire good, valid and marketable title to and beneficial and record ownership of the Shares and the Warrants, and the Shares will be validly issued, fully paid and non-assessable.

     4.7 SEC Reports and Nasdaq Compliance. Since April 1995, Issuer has made all filings (the "SEC Reports") required to be made by it under the Securities Act and the Exchange Act. The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the securities laws, rules and regulations of any state and pursuant to any Requirements of Law and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Issuer has delivered or made accessible to Investors true, accurate and complete copies of the SEC Reports which were filed with the SEC since January 1, 1996, Issuer has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for trading on, the Nasdaq National Market under all currently effective and currently proposed inclusion requirements prior to Closing.

     4.8 Governing Documents. Issuer made available to Investor true, accurate and complete copies of Issuer's Certificate of Incorporation and Bylaws in effect as of the date hereof.

     4.9 Financial Statements. Each of the balance sheets included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of Issuer and its Subsidiaries as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations or other information therein of Issuer and its Subsidiaries for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recording adjustments which might be required as a result of year-end audit and except as otherwise stated therein).

     4.10 Material Changes. Except as set forth in the SEC Reports, or as otherwise contemplated herein or in the Placement Agreement or Offering Memorandum, since December 31, 1995, there has been no Material Adverse Change in Issuer. Except as set forth in the SEC Reports since December 31, 1995, there has not been (i) any direct or indirect redemption, purchase or other acquisition by Issuer of any shares of the Common Stock or (ii) declaration, setting aside or payment of any dividend or other distribution by Issuer with respect of the Common Stock.

     4.11 No Commissions. In connection with the purchase of the shares hereunder, Issuer has agreed to pay Allen & Company Incorporated a placement fee as set forth in the Placement Agreement. Issuer has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the sale of the Shares and the Warrants.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR


     As a material inducement to Issuer entering into this Agreement and issuing the Shares and Warrants, Investor represents and warrants to Issuer as follows:

     5.1 Power and Authority. Investor, other than a natural person, is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. The Investor has the corporate power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under, this Agreement and consummate the transactions contemplated hereby. The Investor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Investor, if a natural person, is a an individual residing at that location set forth on the signature page hereof with competence and authority under applicable law to execute and deliver, and to perform Investor's obligations under, this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform this Agreement and the transactions contemplated hereby.

     5.2 No Violation. The execution and delivery by Investor of this Agreement and the consummation of the transactions contemplated hereby, and the compliance by Investor with the terms and provisions hereof, will not (a) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a material default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract to which Investor is a party or by which Investor or any material portion of Investor's properties or assets may be bound, (b) violate any Requirement of Law applicable to Investor or any material portion of Investor's properties or assets or (d) result in the imposition of any Lien upon any of the properties or assets of Investor; except where any of the foregoing would not have a Material Adverse Effect on Investor. The Investor is familiar with Rule 10b-6 promulgated under the Exchange Act, a copy of which is attached hereto as Exhibit A, and is in full compliance with the provisions thereof with respect to the transactions contemplated hereby.

     5.3 Consents/Approvals. No consent, approval, waiver or other action by any Person under any Contract to which Investor is a party, or by which any of Investor's respective properties or assets are bound, is required or necessary for the execution, delivery or performance by Investor of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents, filings, authorizations, approvals or waivers or make such filings would not prevent or delay the consummation of the transactions contemplated by this Agreement or otherwise prevent Investor from performing Investor's obligations hereunder or have a Material Adverse Effect on Investor.

     5.4 Enforceability. This Agreement has been duly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles regardless of whether enforceability is considered in a proceeding at law or in equity.

     5.5 Investment Intent. Investor is acquiring the Shares and Warrants hereunder for Investor's own account and with no present intention of distributing or selling the Shares, the Warrants or the Warrant Stock or any interest in the Shares, Warrants or the Warrant Stock. Investor agrees that Investor will not sell or otherwise dispose of any of the Shares, the Warrants or the Warrant Stock or any interest in the Shares, Warrants or Warrant Stock unless such sale or other disposition has been registered or qualified (as applicable) under the Securities Act and applicable state securities laws or, in the opinion of Investors' counsel delivered to Issuer (which opinion shall be reasonably satisfactory to Issuer) such sale or other disposition is exempt from registration or qualification under the Securities Act and applicable state securities laws. Investor understands that the sale of the Shares and the Warrants acquired by Investor hereunder and any issuance of Warrants Shares have not been registered under the Securities Act but are issued through transactions exempt from the registration and prospectus delivery requirements of Section 2(2) of the Securities Act, and that the reliance of Issuer on such exemption from registration is predicated in part on these representations and warranties of Investor. Investor acknowledges that pursuant to Section a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Shares, the Warrants and any Warrant Stock until such legend is permitted to be removed under applicable law.

     5.6 Investor Knowledge. Investor is an accredited investor as such term is defined in Rule 501 under the Securities Act (a copy of which is attached hereto as Exhibit B), and has such knowledge and experience in financial and business matters such that Investor is capable of evaluating the merits and risks of the investment to be made by Investor hereunder. Investor acknowledges that no representations or warranties of any type or description have been made to Investor by any Person with regard to Issuer or any of its Subsidiaries, or any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article V hereof.

     5.7 Adequate Information. Issuer has made available and Investor has reviewed such information that Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares and the Warrants (including, without limitation, Issuer's Proxy Statement dated April 10, 1996, Form 10-K for the fiscal year ended December 31, 1995, Form 10-Q for the quarterly period ended March 31, 1996, Form 10-Q for the quarterly period ended June 30, 1996, Form 10-Q for the quarterly period ended September 30, 1996, Current Report on Form 8-K dated June 10, 1996, Current Report on Form 8-K dated October 18, 1996 and Information Statement dated September 23, 1996 as filed with the SEC on September 26, 1996).

     5.8 Opportunity to Question.   Investor has had the opportunity to
question, and, to the extent deemed necessary or appropriate, has questioned representatives of Issuer so as to receive answers and verify information obtained in Investor's examination of Issuer, including the information that Investor has reviewed in relation to its investment in the Shares and the Warrants.

     5.9 No Other Representations. No oral or written representations have been made to Investor in connection with Investor's acquisition of the Shares and the Warrants which were in any way inconsistent with the information reviewed by Investor. Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospectus or the investment contemplated herein, other than the representations and warranties set forth in Article V hereof.

     5.10 Knowledge and Experience. Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of new and speculative companies), so as to enable Investor to utilize the information referred to in Section and any other information made available to Investor in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

     5.11 Independent Decision. Investor is not relying on Issuer or on any legal or other opinion in the materials reviewed by Investor with respect to the financial or tax considerations of Investor relating to its investment in the Shares and the Warrants. Investor has relied solely on the representations, warranties, covenants and agreements of Issuer in this Agreement (including the Exhibits and Schedules hereto) and on its examination and independent investigation in making its decision to acquire the Shares and the Warrants.

     5.12 No Commissions. Investor has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the purchase of the Shares and Warrants.

                                  ARTICLE VI
                                  COVENANTS

     6.1 Filings. Each of Investor and Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby.

     6.2 Public Announcements. The form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof, shall be subject to the prior approval of the Issuer, which approval shall not be unreasonably withheld or delayed.

     6.3 Further Assurances. Each Party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

     6.4 Cooperation. Each of Issuer and Investor agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of the Nasdaq National Market in connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the Parties or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such Party would result in or produce a Material Adverse Effect on such Party.

     6.5 Notification of Certain Matters. Each Party shall give prompt notice to the other Party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation or warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

     6.6 Necessary Actions. Each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated herein; including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and parties to Contracts with Issuer and its Subsidiaries as are necessary for the consummation of the transactions contemplated hereby. The Parties also agree to use best efforts to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby.

     6.7 Information Statement. Issuer shall prepare and file with the SEC, in compliance with applicable laws and regulations, an information statement on
Schedule 14C under the Exchange Act or other applicable form (together with all amendments thereto, the "Information Statement") in connection with the approval of the transaction contemplated hereby by the stockholders of Issuer. Each of Issuer and Investor shall use its best efforts to have the Information Statement approved by the SEC as promptly as practicable so that the action contemplated thereby can be effected as soon as possible following the execution of this Agreement. Investor shall furnish all information concerning itself to Issuer as Issuer may reasonably request in connection with the preparation of the Information Statement. As promptly as practicable after approval by the SEC, Issuer shall mail the Information Statement to its stockholders.

     6.8 Voting of Shares held by Investor. Investor hereby agrees and covenants to vote the shares of Common Stock held by it from time to time in favor of the approval and adoption of this Agreement and the transactions contemplated hereby.

                                  ARTICLE VII
                              REGISTRATION RIGHTS

     Holder shall have the following registration rights with respect to the Registrable Securities:

     7.1 Required Registration. As promptly as practicable after the Closing, Issuer agrees to register all of the Registrable Securities pursuant to a registration statement on Form S-3 (the "Shelf Registration Statement"). Issuer shall use its best efforts to cause the Shelf Registration Statement to be declared effective as quickly as practicable and subject to the terms and conditions hereof, to maintain the effectiveness of the Shelf Registration Statement until the earlier of (i) three years from the date of issuance or
(ii) such time that all Shares and Warrant Stock have been sold under the Shelf Registration Statement or an exemption from registration.

     7.2 Incidental Registration. If Issuer at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Demanding Security Holders") a Registration Statement under the Securities Act on any form (other than Registration Statement on Form S-4 or Form S-8 or any similar or successor form or any other registration statement relating to an offering of securities solely to Issuer's existing security holders or employees) to register the offer and sale of its Common Stock for cash, it will give written notice to all Holders of Registrable Securities at least 10 days before the anticipated date of initial filing with the Commission of such Registration Statement, which notice shall set forth Issuer's intention to effect such a registration, the class or series and number of equity securities proposed to be registered and the intended method of disposition of the securities proposed to be registered by Issuer. The notice shall offer to include in such filing all of the Holder's Registrable Securities.

     Each Holder desiring to have Registrable Securities registered under this
Section 7.2 shall advise Issuer in writing within 10 days after the date of receipt of such offer from Issuer, setting forth the amount of such Registrable Securities for which registration is requested. Issuer shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such securities. If the managing underwriter of such a proposed public offering shall advise Issuer in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Issuer or any Demanding Security Holder would materially and adversely affect the distribution of such securities by Issuer or such Demanding Security Holders, then all selling security holders (but not Issuer) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis to the greatest aggregate amount which, in the opinion of such managing underwriter, would not materially and adversely affect the distribution of such securities. Nothing in this Section 7.2 shall preclude Issuer from discontinuing the registration of its securities being effected on its behalf under this
Section 7.2 at any time prior to the effective date of the registration relating thereto.

     7.3  Registration Procedures.

          (a) In connection with the registration required by this Article VII, Issuer shall, at its own expense:

               (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities (the "Registration Statement");

               (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Securities covered by such registration statement in accordance with this Article VII;

               (iii) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (iv) furnish to such selling security holders such number of prospectuses, including preliminary prospectuses, and other documents that are included in the Shelf Registration Statement as Holder may reasonably request from time to time;

               (v) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as each holder of such securities may request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities covered by such registration statement; provided that Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Article VII, or (B) consent to general service of process in any such jurisdiction;

               (vi) notify the Holder of any Registrable Securities covered by such registration statement, at any time when the prospectus included in the such registration statement is required to be delivered under the Securities Act, of the happening of any event which would cause such prospectus to contain an untrue statement of a material fact or omit any fact necessary to make the statement therein in light of the circumstances under which they are made not misleading and, at the request of such Holder, prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances under which they are made not misleading; provided, however, that if the Board of Directors of Issuer determines in good faith that due to a contemplated financing, acquisition or disposition the filing of any supplement or amendment would cause harm to Issuer, then Issuer may defer the filing of any such supplement or amendment pending the consummation of such financing, acquisition or disposition;

               (vii) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by Issuer are then listed and to obtain all necessary approvals from such exchange for trading thereon;

               (viii) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (ix) to the extent permitted by the Securities Act, upon the sale of any Registrable Securities pursuant to such registration statement, remove all restrictive legends from all certificates or other instruments evidencing such registrable securities to the extent permitted by the Securities Act; and

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

          (b) It shall be a condition precedent to the obligation of Issuer to take any action pursuant to this Article VII in respect of the securities which are to be registered at the request of any Holder of Registrable Securities that such Holder furnish to Issuer such information regarding the securities held by such Holder and the intended method of disposition of Holder's Registrable Securities as Issuer shall reasonably request and as shall be required in connection with the action taken by Issuer.

     7.4 Registration Expenses. Except as required by law, all expenses incurred by Issuer in complying with this Article VII, including all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) ("Registration Expenses") incurred in connection with any registration, qualification or compliance pursuant this Article VII shall be borne by Issuer; except that all underwriting discounts, selling commissions or cost reimbursements applicable to a sale incurred in connection with any Registrable Securities and the legal fees of Holder shall be borne by Holder.

     7.5 Further Information. If Registrable Securities owned by Holder are included in any registration, such Holder shall use reasonable efforts to cooperate with Issuer and shall furnish Issuer such information regarding itself as Issuer may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

                                  ARTICLE VIII
                                INDEMNIFICATION

     8.1 Indemnification Generally. Issuer, on the one hand, and Investor, on the other hand (each an Indemnifying Party as defined below), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

     8.2  Indemnification Relating to Registration Rights.

          (a) With respect to any registration, qualification or compliance effected or to be effected pursuant to Article VIII of this Agreement, Issuer shall indemnify each Holder of Registrable Securities whose securities are included or are to be included therein, each of such Holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such Holder, and each Person who controls (within the meaning of the Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person based upon:

               (i) any untrue statement (or alleged untrue statement) of a material fact contained, on the effective date thereof, in any Registration Statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto;

               (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

               (iii) any violation by Issuer of the Securities Act applicable to Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to Issuer;

in each case, relating to any action or inaction required of Issuer in connection with any such registration, qualification or compliance, and, subject to Section 8.3 below, will reimburse each such Person entitled to indemnity under this Section 8.2 for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that (y) any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to Issuer by or on behalf of such Holder or by or on behalf of such underwriter specifically for use in such prospectus, offering circular or other document, or any supplement or amendment thereto, or (z) in the case of any non-underwritten offering, to the extent that any such losses, claims, damages, liabilities or expenses arise out of or are based upon the fact that a current copy of the prospectus was not sent or given to the Person asserting any such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the securities to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such losses, claims, damages, liabilities or expenses.

          (b) With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Holder of Registrable Securities whose securities are included or are to be included therein, shall indemnify Issuer, from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies of Issuer based upon:

               (i) (A) any untrue statement (or alleged untrue statement) of a material fact contained, on the effective date thereof, in any Registration Statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto;

                    (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading;

                    (C) any violation by such Holder of the Securities Act applicable to Issuer or such Holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to Issuer or such Holder; or

                    (D) the fact that a current copy of the prospectus was not sent to the Person asserting such losses, claims, damages, liabilities or expenses at or prior to the written confirmation of the sale of the securities with respect to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus and such current copy would have cured the defect giving rise to such losses, claims, damages, liabilities or expenses, in each case, relating to any action or inaction required of such Holder in connection with any such registration, qualification or compliance, and, subject to Section below, will reimburse Issuer for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, the indemnity and reimbursement obligation arising under Section 8.2 (b)(i)(A) or 8.2 (b)(i)(B) shall only be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to Issuer by or on behalf of Holder specifically for use in such registration statement, prospectus, or any supplement or amendment thereto;

     8.3 Indemnification Procedures. Each Person entitled to indemnification under this Article VIII (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Article VIII (an "Indemnifying Party") of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing in respect of which indemnity may be sought hereunder; provided, however, failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such

Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

                                   ARTICLE IX
                             CONDITIONS TO CLOSING.

     9.1 Conditions to Obligation of Each Party to Effect the Closing. The respective obligations of each party to effect the Closing shall be subject to the fulfillment of the following condition which may be waived, in whole or in part, to the extent permitted by applicable law:

          (a) No Order. No Governmental Authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement; provided, however, that each of the Parties agree that it will use its best efforts to fulfill its obligations under Section and, in addition, each of the Parties will use its reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted; and

          (b) Stockholder Approval. This Agreement shall have been approved and adopted by the vote of the holders of a majority of the total outstanding shares of Common Stock, in accordance with Issuer's Certificate of Incorporation and Bylaws and the DGCL.

     9.2 Additional Conditions to the Obligations of Investor. The obligations of Investor to proceed with the Closing is also subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

          (a) Representations and Warranties. Each of the representations and warranties of Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Investor shall have received a certificate of an officer of Issuer to such effect.

          (b) Agreement and Covenants. Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Investor shall have received a certificate of the chief executive officer and chief financial officer of Investor to such effect.

     9.3 Additional Conditions to the Obligations of Issuer. The obligations of Issuer to proceed with the Closing is also subject to the following conditions:

          (a) Representations and Warranties. Each of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Issuer shall have received a certificate of Investor to such effect.

           (b) Agreement and Covenants. Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Issuer shall have received a certificate of Investor to such effect.

                                   ARTICLE X
                                 MISCELLANEOUS.

    10.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such Party shall designate in writing to the other Party):

    (a)    if to Issuer to:

           International Alliance Services, Inc.
           10055 Sweet Valley Drive
           Valley View, Ohio 44125
           Attention:  Edward Feighan
           Telecopy:   (216) 447-9137

           with a copy to:

           Akin, Gump, Strauss, Hauer & Feld, LLP
           1900 Pennzoil Place - South Tower
           711 Louisiana Street
           Houston, Texas 77002
           Attention:  Rick L. Burdick, Esq.
           Telecopy:  (713) 236-0822

    (b) if to Investor, at its last known address appearing on the books of Issuer maintained for such purpose.

    10.2 Loss or Mutilation. Upon receipt by Issuer from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Shares, Warrants or Warrant Stock and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, Issuer will execute and deliver in lieu hereof or thereof a new Warrant or new stock certificate as the case may be, of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Shares, Warrants or Warrant Stock in identifiable form is surrendered to Issuer for cancellation.

    10.3 Survival. Each representation, warranty, covenant and agreement of the parties set forth in this Agreement is independent of each other representation, warranty, covenant and agreement. Each representation and warranty made by any Party in this Agreement shall survive the Closing through the period ending on June 30, 1997.

    10.4   Remedies.

           (a) Each of Investor and Issuer acknowledge that the other Party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such Party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each of Investor and Issuer in addition to and without limiting any other remedy or right such Party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of Investor and Issuer hereby waive any and all defenses such Party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

          (b) All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

     10.5 Entire Agreement. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the Parties in respect of the subject matter hereof and supersede all prior agreements and understandings between or among the Parties with respect to such subject matter. The exhibits and schedules hereto constitute a part hereof as though set forth in full above.

     10.6 Expenses; Taxes. Except as otherwise provided in this Agreement, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Further, exceptions otherwise provided in this Agreement, any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of Investor) arising out of the sale of the Shares and Warrants by Issuer to Investor and issuance of Warrant Stock upon exercise of the Warrants and consummation of the transactions contemplated by this Agreement shall be paid by Issuer.

     10.7 Amendment. This Agreement may be modified or amended or the provisions hereof waived with the written consent of Issuer and the Required Holders, provided that no Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided herein) or to accelerate the Expiration Date without the prior written consent of the Warrant Holder thereof.

     10.8 Waiver. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the Parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

     10.9 Binding Effect; Assignment. Subject to the provisions of Article IX, the rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and legal assigns. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of the Shares, Warrants and Warrant Stock, and shall be enforceable by any such Holder.

     10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     10.11 Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

     10.12 GOVERNING LAW; INTERPRETATION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF NEW YORK.

     10.13 Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, geographical scope, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

     IN WITNESS WHEREOF, the Parties have caused this Unit Purchase Agreement to be duly executed and delivered as of the ___ day of December, 1996.

                             INTERNATIONAL ALLIANCE SERVICES, INC.

                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________


                             INVESTOR

                             _______________________________________
                             Name:__________________________________
                             Title:_________________________________
                             Tax ID No._____________________________

                             Address For Notices:
                             _______________________________________
                             _______________________________________
                             _______________________________________
                             _______________________________________
                             (Phone)                   (Fax)

                             State of Residence of Incorporation of Investor (as applicable)

                             _______________________________________


Exact Name to Appear on Stock Certificates:

_____________________________________________

Number of Units Subscribed For:

_____________________________________________

Aggregate Purchase Price:

_____________________________________________

Investor hereby provides the following additional information:

     (a) Set forth below is the number of shares of Common Stock and options ("Options") and warrants ("Warrants" and together with Common Stock and Options, "Securities") which Investor beneficially owns or of which Investor is the record owner prior to the date hereof. Please refer to the definition of beneficial ownership on Exhibit C attached hereto. If none, please so state.

Number of Shares:_____________________________

Number of Options:____________________________

Number of Warrants:___________________________

Please indicate by an asterisk (*) above if Investor disclaims "beneficial ownership" of any of the above listed Securities, and indicate in response to question (b) below who has beneficial ownership.

     (b) If Investor disclaims "beneficial ownership" in question (a), please furnish the following information with respect to the person(s) other than Investor who is the beneficial owner(s) of the Securities in questions. If not applicable, please check box: [ ]

     Name of Beneficial Owner:___________________________

     Relationship to Investor:___________________________

     Number of Securities Beneficially Owned:____________

     (c) Are any of the Securities listed in response to question (a) the subject of a voting agreement, contract or other arrangement whereby others have voting control over, or any other interest in, any of Investor's Securities?


               [ ]Yes                                 [ ]No

If the answer is "Yes", please give details:__________________________

     (d) Please describe each position, office or other material relationship which Investor has had with Issuer or any of its affiliates, including any Subsidiary of Issuer, within the past three years. Please include a description of any loans or other indebtedness, and any contracts or other arrangements or transactions involving a material amount, payable by Investor to the Issuer or any of its affiliates, including its Subsidiaries, or by the Issuer or any of its affiliates, including its Subsidiaries, to Investor. "Affiliates" of the Issuer include its directors and executive officers, and any other person controlling or controlled by the Issuer. If none, please so state:

Answer:

                                                                 SCHEDULE 1.1 To
                                                         Unit Purchase Agreement

                 SCHEDULE OF OUTSTANDING WARRANTS, OPTIONS AND
                        RIGHTS TO PURCHASE COMMON STOCK

                     International Alliance Services, Inc.

     Holder                                                   Number of Warrants
     ------                                                   ------------------

1. SMR & Co.
     Exercise price of $10.375/share                                900,000

2. Alliance Holding Corporation
     Exercise price from $2.625-$3.875/share                      4,200,000

3. H. Wayne Huizenga
     Exercise price from $2.625-$3.875/share                      6,000,000

4. MGD Holdings Ltd.
     Exercise price from $2.625-$3.875/share                      5,700,000

5. James Watt
     Exercise price from $2.625-3.875/share                         150,000

6. Fred Luchak
     Exercise price from $2.625-3.875/share                         150,000

7. Michael Occhionero                                                10,000

8. Warrants and options issued in connection
   with the Spin-off                                                551,032

9.   Options under the Issuer's 1995 Stock Option Plan              493,600

10.  Options under the Issuer's 1997 Stock Option Plan            2,000,000

11.  Options under the Issuers Agent Stock Option Plan            1,200,000

                                                                     APPENDIX II

     THIS WARRANT AGREEMENT AND THE SECURITIES PROVIDED FOR HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, ANY SUCH STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT AGREEMENT.

                               WARRANT AGREEMENT

     THIS WARRANT AGREEMENT, dated as of the date set forth on the signature page hereof (the "Agreement"), is entered into by and between INTERNATIONAL ALLIANCE SERVICES, INC., a Delaware corporation ("Issuer"), and the undersigned investor (collectively the "Investors" and individually as an "Investor"). Issuer and Investor may hereinafter be referred to collectively as the "Parties" or individually as a "Party".

                             W I T N E S S E T H :

     WHEREAS, Issuer and Investors have entered into a Unit Purchase Agreement dated as of even date herewith (the "Unit Purchase Agreement");

     WHEREAS, the Unit Purchase Agreement provides for the issuance of Warrants by Issuer to Investors;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby stipulate and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by Issuer after the date hereof, other than Warrant Stock.

     "Affiliate" shall mean as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or by contract or otherwise; and the terms "controlled" and "controlling" have the meanings correlative to the foregoing.

     "Agreement" shall mean this Warrant Agreement.

     "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that Issuer may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the value of Issuer, as determined by an investment banking firm (selected pursuant to the terms of Article XIII) in accordance with such firm's customary practices (including, if appropriate, taking into account the fact that Issuer is privately held), divided by the number of outstanding shares of Common Stock, after giving pro forma effect to the exercise or conversion of all exercisable or Convertible Securities (including the Warrants) for Common Stock and the payment of the exercise or conversion price therefor.

     "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of Issuer as of the last day of any month immediately preceding such date, divided by the number of outstanding shares of Common Stock, after giving pro forma effect to the exercise or conversion of all exercisable or Convertible Securities (including the Warrants) for Common Stock and the payment of the exercise or conversion price therefor, as determined in accordance with GAAP by any firm of independent certified public accountants of recognized national standing selected by Issuer and reasonably acceptable to the Required Holders.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Ohio.

     "Closing Date" shall mean 10:00 a.m. New York, New York time on the third business day following the satisfaction of the closing conditions set forth in the Unit Purchase Agreement, or such other time, date or place as the Parties may mutually agree.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

     "Common Stock" shall mean the common stock, $.01 par value per share, of Issuer, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of Issuer of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Issuer and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 3.7) received by or distributed to the holders of Common Stock of Issuer in the circumstances contemplated by Section 3.7.

     "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

     "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, (a) if there shall then be a public market for the Common Stock, the average of the daily market prices for 10 consecutive Business Days commencing 25 days before such date; the daily market price for each such Business Day being (i) the last sale price on such day on the Nasdaq National Market or principal stock exchange on which such Common Stock is then listed, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted which are on the Nasdaq National Market or the principal exchange, (iii) if the Common Stock is not then listed or admitted to trading on the Nasdaq National Market or any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the quotation systems upon which the Common Stock is then quoted, provided that such quotation systems are operated by the NASD or its Affiliates or the National Quotation Bureau, Inc. or its Affiliates, (iv) if none of such entities at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or
(v) if there is no such firm, as furnished by any member of NASD selected by Issuer; or (b) at any time that there is no public market for the Common Stock, the fair market value per share of Common Stock on such date as determined reasonably and in good faith by the board of directors of Issuer, such fair market value to be determined by reference to the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell, provided that (x) if Current Market Price is being determined in connection with an issuance of shares of Common Stock, solely to one or more Affiliates of Issuer, then if so requested by the Required Holders, Current Market Price shall be the Appraised Value and (y) Current Market Price shall never be less than Book Value.

     "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, $11.00 per share of Common Stock (subject to adjustment as provided in Article III).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" shall mean the period during which the Warrants are exercisable pursuant to Section 2.2.

     "Expiration Date" shall have the meaning set forth in Section 2.2.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

     "Investor" shall have the meaning ascribed thereto in the Preamble of this Agreement.

     "Issuer" shall have the meaning ascribed thereto in the Preamble of this Agreement.

     "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor thereto.

     "Other Property" shall have the meaning set forth in Section 3.7

     "Permitted Issuances" shall mean (i) the issuance of shares of Common Stock upon exercise of the Warrants and as contemplated by the Offering Memorandum of Issuer dated December 18, 1996, (ii) the issuance of shares of Common Stock pursuant to the securities identified on Exhibit B hereto, (iii) the issuance of shares relating to any benefit plan, stock option plan or any other compensation plan or arrangement offered solely to the officers, directors, employees and/or consultants of Issuer and its Affiliates, (iv) the issuance of shares of Common Stock as consideration for the purchase of any assets or securities from any Person who is not an Affiliate of Issuer immediately prior to such transaction whether such shares are issued directly by Issuer or an Affiliate of Issuer in connection with any merger, consolidation or other business combination, (v) if there shall then be a public market for the Common Stock, the issuance of shares of Common Stock upon receipt by Issuer of the Current Market Price therefor as described in clause
(a) of the definition of "Current Market Price" and (vi) if there shall then be no public market for the Common Stock, the issuance of shares of Common Stock, warrants or Convertible Securities on terms that are at least as favorable to Issuer as terms that could be obtained in an arm's length transaction with third Persons not Affiliates of Issuer and for consideration equal to the fair value of such shares as determined in good faith by a majority of disinterested members of the board of directors of Issuer.

     "Person(s)" shall mean any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Required Holders" shall mean the Warrant Holders of Warrants exercisable for an amount exceeding 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of the outstanding Warrants.

     "Requirement of Law" shall mean, as to any Person, any requirement contained in any certificate or articles of incorporation, bylaws, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding such Person or any of the property or to which such Person or any of its property is subject.

     "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of a Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.1 of the Unit Purchase Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

     "Unit Purchase Agreement" shall have the meaning ascribed thereto in the recitals of this Agreement.

     "Warrant Certificate" shall mean a certificate evidencing one or more Warrants, substantially in the form of Exhibit A hereto, with such changes therein as may be required to reflect any adjustments made pursuant to Article III.

     "Warrant Holder" shall mean each Person in whose name the Warrants are registered on the books of Issuer maintained for such purpose or each Person holding any Warrant Stock.

     "Warrant Price" shall mean, for any exercise of Warrants pursuant to
Section 2.2, an amount equal to (i) the number of shares of Common Stock being purchased upon such exercise multiplied by (ii) the Current Warrant Price for each share of Common Stock as of the date of such exercise.

     "Warrant Stock" shall mean the shares of Common Stock purchased by the Warrant Holders upon the exercise thereof.

     "Warrants" shall mean the warrants issued pursuant to this Agreement and all warrants issued upon transfer, division or combination of, or in substitution for, such warrants. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised. One Warrant shall entitle the record holder thereof to purchase from Issuer one share of Common Stock (subject to adjustment as provided in Article III) at the exercise price equal to the Current Warrant Price.

     1.2 Other. Unless otherwise defined herein, all other terms used herein with their initial letter capitalized shall have the meaning ascribed to such term in the Unit Purchase Agreement.

                                   ARTICLE II
                       ISSUANCE AND EXERCISE OF WARRANTS

     2.1 Issuance of Warrants. On the Closing Date under the Unit Purchase Agreement, Issuer shall deliver Warrant Certificates to Investor evidencing Warrants in the number to each Investor as indicated on Exhibit C.

     2.2 Manner of Exercise.

         (a) A Warrant Holder may, from and after the Closing Date until 5:00 p.m., New York, New York time, on the third annual anniversary of the Closing Date (the "Expiration Date"), exercise the Warrants evidenced by a Warrant Certificate, on any Business Day, for all or part of the number of shares of Common Stock purchasable thereunder; provided, however, any partial exercise shall be in integral multiples of 1,000 shares.

         (b) In order to exercise the Warrants, in whole or in part, a Warrant Holder shall deliver to Issuer at its principal office at 10055 Sweet Valley Drive, Valley View, Ohio, 44125, Attention: Edward Feighan, or at the office or agency designated by Issuer pursuant to Article XII, (i) a written notice duly executed by the Warrant Holder or its agent or attorney, substantially in the form of the form of election to purchase appearing at the end of the Warrant Certificate as Exhibit A thereto, of such Warrant Holder's election to exercise the Warrants, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in the manner provided below, and (iii) the Warrant Certificate or Warrant Certificates evidencing the Warrants. Upon receipt thereof, Issuer shall, as promptly as practicable, and in any event within three Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Warrant Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Warrant Holder shall request in the notice and shall be registered in the name of the Warrant Holder or such other name as shall be designated in the notice. The Warrants shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Warrant Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, the Warrant Certificate or Warrant Certificates, together with payment of the Warrant Price, are received by Issuer as described above and all taxes required to be paid by such Warrant Holder, if any, pursuant to Section 2.3 prior to the issuance of such shares have been paid. If the Warrants evidenced by a Warrant Certificate shall have been exercised, Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Warrant Holder a new Warrant Certificate evidencing the rights of Warrant Holder to purchase the unpurchased shares of Common Stock represented by the old Warrant Certificate, which new Warrant Certificate shall in all other respects be identical to the old Warrant Certificate. Notwithstanding any provision herein to the contrary, Issuer shall not be required to register shares in the name of any Person who acquired any Warrant or any Warrant Stock otherwise than in accordance with this Agreement.

          (c) Payment of the Warrant Price shall be made by wire transfer in immediately available funds or by certified bank check.

     2.3 Payment of Taxes. Issuer shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Stock, unless such tax or charge is imposed by law upon the Warrant Holder, in which case such taxes or charges shall be paid by such Warrant Holder. Issuer shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock issuable upon exercise of Warrants in any name other than that of Warrant Holder, and in such case Issuer shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of Issuer that no such tax or other charge is due.

     2.4 Fractional Shares. Issuer shall not be required to issue a fractional share of Common Stock upon the exercise of Warrants. As to any fraction of a share which the Warrant Holder would otherwise be entitled to purchase upon such exercise, Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise. If the determination of Current
Market Price for purposes of this Section 2.4 would otherwise require an appraisal to be made by an investment banking firm, then Current Market Price for purposes of this Section 2.4 only shall mean Book Value per share of Common Stock on the date of exercise, unless a determination of Appraised Value shall have been made within six (6) months prior to such date in which case such Appraised Value shall be utilized for the purposes of determining Current
Market Price.

     2.5 Continued Validity. A Warrant Holder of shares of Warrant Stock (other than a holder who acquires such shares after the same have been publicly sold pursuant to a registration statement filed under the Securities Act) shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Warrant Holder under Articles IX, X and XV of this Agreement. Issuer will, at the time of each exercise of Warrants or upon the request of the Warrant Holder of the shares of Warrant Stock issued upon the exercise thereof, acknowledge in writing, in form reasonably satisfactory to such Warrant Holder, its continuing obligation to afford to such Warrant Holder all such rights; provided, however, that if such Warrant Holder shall fail to make any such request, such failure shall not affect the continuing obligation of Issuer to afford to such Warrant Holder all such rights.

                                  ARTICLE III
                                  ADJUSTMENTS

     The number of shares of Warrant Stock for which Warrants are exercisable, and the price at which such shares may be purchased upon exercise of Warrants, shall be subject to adjustment from time to time as set forth in this Article
III. Issuer shall give each Warrant Holder notice of any event described below which requires an adjustment pursuant to this Article III within a reasonable period of time after such event.

     3.1 Stock Dividends, Subdivisions and Combinations. If at any time Issuer shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

          (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which a Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (ii) the Current Warrant Price shall be adjusted to equal the Current Warrant Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which a Warrant is exercisable immediately after such adjustment.

     3.2  Issuance of Additional Shares of Stock.

          (a) If at any time Issuer shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then the Current Warrant Price shall be adjusted by multiplying the Current Warrant Price by a fraction, the numerator of which shall be (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Current Market Price immediately prior to the first to occur of (x) action by Issuer's board of directors authorizing such action or (y) the public announcement of an intent to take such action, plus (B) the consideration, if any, received by Issuer upon such issuance or sale, and the denominator of which shall be (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale multiplied by the Current Market Price immediately prior to such issuance.

          (b) The provisions of Section 3.2(a) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under
Section 3.1. Any adjustments of the number of shares of Common Stock for which a Warrant shall be exercisable that are made upon the issuance of any Additional Shares of Common Stock, which Additional Shares are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, shall be made pursuant to Section 3.3 or Section 3.4, as applicable.

     3.3 Issuance of Warrants or Other Rights. If at any time Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Issuer is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and if the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such distribution, issue or sale, then the Current Warrant Price shall be adjusted as provided in Section 3.2(a) on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to be outstanding immediately following such issuance, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest possible price per share in any range of prices per share at which such Additional Shares of Common Stock are available to such holders, and (iii) Issuer shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issuance of such Common Stock or of such other rights or upon exercise of such warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities.

     3.4 Issuance of Convertible Securities. If at any time Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Issuer is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and if the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale of Convertible Securities, then the Current Warrant Price shall be adjusted as provided in Section 3.2(a) on the basis that (i) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to be outstanding immediately following such issuance, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) Issuer shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Current Warrant Price shall be made under this Section 3.4 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 3.3. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to purchase any such Convertible Securities for which adjustments of the Current Warrant Price have been or are to be made pursuant to other provisions of this Article III, no further adjustments of the Current Warrant Price shall be made by reason of such issue or sale.

     3.5 Superseding Adjustment. If, at any time after any adjustment of the Current Warrant Price shall have been made pursuant to Section 3.3 or
Section 3.4 as the result of any issuance of warrants, options, rights or Convertible Securities, and such warrants, options or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and, if applicable, the Current Warrant Price shall be recalculated as if all such expired and unexercised warrants, options, rights or Convertible Securities had never been issued.

     3.6 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which a Warrant is exercisable provided for in this Article III:

          (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock shall be issued for cash consideration, the consideration received by Issuer therefor shall be the amount of the cash received by Issuer therefor, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined reasonably and in good faith by a majority of the disinterested members of the board of directors of Issuer.

          (b) When Adjustments to Be Made.  The adjustments required by this
Article III shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment to the number of shares for which the Warrants are exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3.1) up to, but not beyond, the date and time of exercise of any Warrants if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% to the number of shares of Common Stock for which the Warrants initially issued pursuant to this Agreement are exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article III and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (c) Fractional Interests. In computing adjustments under this Article III, fractional interests in Common Stock resulting from an issuance of additional Warrants to any Warrant Holder pursuant to this Article III shall be taken into account to the nearest 1/10th of a share subject to Section 2.4.

          (d) When Adjustment Not Required. If Issuer shall take a record of the holders of its Common Stock for the purpose of entitling then to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Article III by reason of taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, any Warrant Holder exercises Warrants, any Additional Shares of Common Stock issuable upon exercise of such Warrant by reason of such adjustment shall be deemed the last shares of Common Stock for which such Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for a Warrant
Holder by Issuer to be issued to such Warrant Holder upon and to the extent that the event actually takes place, upon payment of the balance, if any, of the Warrant Price for such Warrant at such date (after taking into account any overpayment of the Warrant Price made at the time of the initial Warrant exercise). Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by Issuer and escrowed property returned.

     3.7 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case Issuer shall reorganize its capital, reclassify its capital stock, consolidate or merge with and into another corporation (where Issuer is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of Issuer), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of Issuer, then Issuer shall, as a condition precedent to such transaction, cause effective provisions to be made so that each Warrant Holder shall have the right thereafter to receive, upon exercise of a Warrant, solely the number of shares of common stock of the successor or acquiring corporation or of Issuer, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets, by a holder of the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, such provisions shall include the express assumption by the successor or acquiring corporation (if other than Issuer) of the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by Issuer and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the board of directors of Issuer) in order to provide for adjustments of shares of the Common Stock for which a Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article III. For purposes of this Section 3.7, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 3.7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                                   ARTICLE IV
                           NOTICES TO WARRANT HOLDERS

     4.1 Notice of Adjustments. Whenever the number of shares of Common Stock for which a Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Article III, Issuer shall forthwith prepare a certificate to be executed by the chief financial officer of Issuer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the board of directors of Issuer determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Article III), specifying the number of shares of Common Stock for which a Warrant is exercisable and (if such adjustment was made pursuant to Section 3.7) describing the number and kind of any other shares of stock or Other Property for which a Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Issuer shall promptly cause a signed copy of such certificate to be delivered to each Warrant Holder in accordance with Section 15.2. Issuer shall keep at its office or agency designated pursuant to Article XII copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Warrant Holder or any prospective purchaser of a Warrant designated by a Warrant Holder thereof.

     4.2 Notice of Certain Corporate Action. Each Warrant Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     Issuer and each Investor hereby represents and warrants that each of the representations and warranties made by such Party in the Unit Purchase Agreement is true and correct as of the date hereof as is fully set forth in this Agreement.

                                   ARTICLE VI
                               CERTAIN COVENANTS

     6.1 No Impairment. Issuer shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of each Warrant Holder against impairment. Without limiting the generality of the foregoing, Issuer will use reasonable good faith efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Issuer to perform its obligations under this Agreement.

     Upon the request of a Warrant Holder, Issuer will, at any time during the period this Agreement is in effect, acknowledge in writing, in form satisfactory to such Warrant Holder, the continuing validity of this Agreement and the obligations of Issuer hereunder.

     6.2 Reservation and Authorization of Common Stock; Registration with, or Approval of, any Governmental Authority. From and after the date hereof, Issuer shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrants and payment therefor in accordance with the terms of this Agreement, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

     Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Issuer shall take any corporate action which may be necessary in order that Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock for which a Warrant is exercisable or in the Current Warrant Price, Issuer shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Article VIII) before such shares may be so issued, Issuer will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

     6.3 Holder of the Notes. From and after the date hereof, each Warrant Holder agrees that, at all times that such Warrant Holder is a holder of any Warrants and that there is outstanding principal or interest under such Notes, such Warrant Holder will also be a holder of the Notes.

                                  ARTICLE VII
               TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

     In the case of all dividends or other distributions by Issuer to the holders of its Common Stock with respect to which any provision of Article III refers to the taking of a record of such holders, Issuer will in each such case take such a record as of the close of business on a Business Day. Issuer will not at any time, except upon dissolution, liquidation or winding up of Issuer, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrants.

                                  ARTICLE VIII
                        RESTRICTIONS ON TRANSFERABILITY

     The Warrants and the Warrant Stock shall be subject to the restrictions on transferability set forth in Article III of the Unit Purchase Agreement.

                                   ARTICLE IX
                              REGISTRATION RIGHTS

     The Warrant Stock shall be entitled to the registration rights provided under Article VII of the Unit Purchase Agreement.

                                   ARTICLE X
                             SUPPLYING INFORMATION

     Issuer shall cooperate with each Warrant Holder of a Warrant and each Warrant Holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such Warrant Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

                                   ARTICLE XI
                               LOSS OR MUTILATION

     Upon receipt by Issuer from any Warrant Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Warrants or Warrant Stock and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Warrant Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, Issuer will execute and deliver in lieu hereof or thereof a new Warrant or new stock certificate as the case may be, of like tenor to such Warrant Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Warrants or Warrant Stock in identifiable form is surrendered to Issuer for cancellation.

                                  ARTICLE XII
                                OFFICE OF ISSUER

     As long as any of the Warrants remain outstanding, Issuer shall maintain an office or agency (which may be the principal executive offices of Issuer) where the Warrants may be presented for exercise, registration or transfer, division or combination as provided in this Agreement.

                                  ARTICLE XIII
                                   APPRAISAL

     The determination of the Appraised Value per share of Common Stock shall be made by an investment banking firm of nationally recognized standing selected by Issuer and acceptable to the Required Holders. If the investment banking firm selected by Issuer is not acceptable to the Required Holders and Issuer and the Required Holders cannot agree on a mutually acceptable investment banking firm, then the Required Holders and Issuer shall each choose one such investment banking firm and the respective chosen firms shall agree on another investment banking firm which shall make the determination. Issuer shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Agreement.

                                  ARTICLE XIV
               LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER.

     No provision hereof, in the absence of affirmative action by any Warrant Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Warrant Holder, shall give rise to any liability of such Warrant Holder for the purchase price of any Common Stock or as a stockholder of Issuer, whether such liability is asserted by Issuer or by creditors of Issuer. Except as may otherwise be provided by law or by separate agreement between a Warrant Holder and Issuer, no Warrant Holder, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities (other than Warrants) of Issuer which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon any Warrant Holder the rights of a stockholder of Issuer or the right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or otherwise, until the Warrants shall have been exercised in accordance with the terms and conditions hereof.

                                   ARTICLE XV
                                 MISCELLANEOUS

     15.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such Party shall designate in writing to the other Party):

     (a)   if to Issuer to:

           International Alliance Services, Inc.
           10055 Sweet Valley Drive
           Valley View, Ohio 44125
           Attention:  Edward Feighan
           Telecopy:   (216) 447-9137

           with a copy to:

           Akin, Gump, Strauss, Hauer & Feld, LLP
           1900 Pennzoil Place - South Tower
           711 Louisiana Street
           Houston, Texas 77002
           Attention:  Rick L. Burdick, Esq.
           Telecopy:  (713) 236-0822

      (b) if to Investor, at its last known address appearing on the books of Issuer maintained for such purpose.

     15.2 Loss or Mutilation. Upon receipt by Issuer from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing, Warrants or Warrant Stock and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Warrant Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, Issuer will execute and deliver in lieu hereof or thereof a new Warrant or new stock certificate as the case may be, of like tenor to such Warrant Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Warrants or Warrant Stock in identifiable form is surrendered to Issuer for cancellation.

     15.3 Survival. Each representation, warranty, covenant and agreement of the parties set forth in this Agreement is independent of each other representation, warranty, covenant and agreement. Each representation and warranty made by any Party in this Agreement shall survive the Closing through the period ending on June 30, 1997.

     15.4  Remedies.

           (a) Each of Investor and Issuer acknowledge that the other Party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of such Party in this Agreement was not performed in accordance with its terms, and it is therefore agreed that each of Investor and Issuer in addition to and without limiting any other remedy or right such Party may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of Investor and Issuer hereby waive any and all defenses such Party may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

          (b) All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

     15.5 Entire Agreement. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the Parties in respect of the subject matter hereof and supersede all prior agreements and understandings between or among the Parties with respect to such subject matter. The exhibits and schedules hereto constitute a part hereof as though set forth in full above.

     15.6 Expenses; Taxes. Except as otherwise provided in this Agreement, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Further, exceptions otherwise provided in this Agreement, any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of Investor) arising out of the sale of the Warrants by Issuer to Investor and issuance of Warrant Stock upon exercise of the Warrants and consummation of the transactions contemplated by this Agreement shall be paid by Issuer.

     15.7 Amendment. This Agreement may be modified or amended or the provisions hereof waived with the written consent of Issuer and the Required Holders, provided that no Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided herein) or to accelerate the Expiration Date without the prior written consent of the Warrant Holder thereof.

     15.8 Waiver. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the Parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

     15.9 Binding Effect; Assignment. Subject to the provisions of Article IX of the Unit Purchase Agreement, the rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and legal assigns. The provisions of this Agreement are intended to be for the benefit of all Holders from time to time of the Warrants and Warrant Stock, and shall be enforceable by any such Warrant Holder.

     15.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     15.11 Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

     15.12 GOVERNING LAW; INTERPRETATION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF NEW YORK.

     15.13 Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, geographical scope, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of December 24, 1996.


                          INTERNATIONAL ALLIANCE SERVICES, INC.


                          By:_____________________________________
                          Printed Name:___________________________
                          Title:__________________________________


                          INVESTOR:


                          By:_____________________________________
                          Printed Name:___________________________
                          Title:__________________________________


Schedule of Exhibits:


Exhibit A  Form of Warrant Certificate

Exhibit B  Schedule of Outstanding Warrants, Options and Rights to Purchase
           Common Stock

Exhibit C  Investors

                                                                    EXHIBIT A TO
                                                               Warrant Agreement

                          FORM OF WARRANT CERTIFICATE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER, IS AVAILABLE. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE UNIT PURCHASE AGREEMENT, DATED AS OF DECEMBER ___, 1996, BETWEEN INTERNATIONAL ALLIANCE SERVICES, INC. AND THE INITIAL HOLDER OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF INTERNATIONAL ALLIANCE SERVICES, INC. AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF SUCH UNIT PURCHASE AGREEMENT.


No.________________________



                              WARRANT CERTIFICATE
                     INTERNATIONAL ALLIANCE SERVICES, INC.


     This Warrant Certificate certifies that ________________, or registered assigns thereof, is the restricted holder of ________ warrants (the "Warrants") to purchase shares of common stock of International Alliance Services, Inc., a Delaware corporation ("Issuer"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Unit Purchase Agreement referred to below, to purchase from Issuer before 5:00 p.m., New York, New York time, on or before the Expiration Date, one fully paid and nonassessable share of common stock of Issuer ("Warrant Stock") at a price (the "Exercise Price") of $11.00 per share of Warrant Stock payable as set forth in the Unit Purchase Agreement. The number of shares of Warrant Stock for which each Warrant is exercisable and the Current Warrant Price are each subject to adjustment prior to the Expiration Date upon the occurrence of certain events as set forth in the Unit Purchase Agreement.

     Issuer may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof, and for all other purposes.

     Warrant Certificates, when surrendered at the office of Issuer by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Unit Purchase Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the office of Issuer at 10055 Sweet Valley Drive, Valley View, Ohio 44125, or such other address as Issuer may specify in writing to the registered holder of the Warrants evidenced hereby, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, the registered holder hereof, subject to the limitations provided in the Unit Purchase Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Unit Purchase Agreement, dated as of December ___, 1996, between Issuer and the initial holder of Warrants party thereto (the "Unit Purchase Agreement"). Such Unit Purchase Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Issuer and the holders, and in the event of any conflict between the terms of this Warrant Certificate and the provisions of the Unit Purchase Agreement, the provisions of the Unit Purchase Agreement shall control.

     IN WITNESS WHEREOF, Issuer has caused this Warrant Certificate to be duly executed.

Dated: ___________________, 1996.

                                     INTERNATIONAL ALLIANCE SERVICES, INC.


                                     By:___________________________________
                                     Printed Name:_________________________
                                     Title:________________________________

                                                                    Exhibit A To
                                                             Warrant Certificate

                               SUBSCRIPTION FORM

                [To be executed only upon exercise of Warrants]


     The undersigned registered owner of this Warrant Certificate irrevocably exercises Warrants for the purchase of shares of Common Stock of International Alliance Services, Inc. and herewith makes payment therefor at the price and on the terms and conditions specified in the Warrant Certificate and the Unit Purchase Agreement, and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of ___________________ and delivered to _____________________ whose address is _______________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in the Warrant Certificate, that a new Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.



_________________________________
(Name of Registered Owner)



_________________________________
(Signature of Registered Owner)



_________________________________
(Street Address)



_________________________________
(City)  (State)  (ZipCode)

                                                                    Exhibit B To
                                                             Warrant Certificate

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of the attached Warrant Certificate hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant Certificate, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee:
_____________________________________
_____________________________________
_____________________________________
_____________________________________

No. of Shares of
Common Stock: _______________________

and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of International Alliance, Inc. maintained for that purpose, with full power of substitution in the premises.


Dated:_______________________________

Printed Name:________________________

Signature:___________________________

Witness:_____________________________

     The assignee named above hereby agrees to purchase and take the attached Warrant Certificate pursuant to and in accordance with the terms and conditions of the Warrant Agreement, dated as of December _____, 1996, between International Alliance Services, Inc. and the initial Holder named therein and agrees to be bound thereby.

Dated:_______________________________
Printed Name:________________________
Signature:___________________________
Title:_______________________________

                                                                    EXHIBIT B To
                                                               Warrant Agreement

                 SCHEDULE OF OUTSTANDING WARRANTS, OPTIONS AND
                        RIGHTS TO PURCHASE COMMON STOCK

                     International Alliance Services, Inc.


     Holder                                                 Number of Warrants
     ------                                                 ------------------

1.  SMR & Co.
     Exercise price of $10.375/share                               900,000

2.  Alliance Holding Corporation
     Exercise price from $2.625-$3.875/share                     4,200,000

3.  H. Wayne Huizenga
     Exercise price from $2.625-$3.875/share                     6,000,000

4.  MGD Holdings Ltd.
     Exercise price from $2.625-$3.875/share                     5,700,000

5.  James Watt
     Exercise price from $2.625-3.875/share                        150,000

6.  Fred Luchak
     Exercise price from $2.625-3.875/share                        150,000

7.  Warrants and options issued in connection
     with the Spin-off                                             551,032

8.  Options under the Issuer's 1995 Stock Option Plan              493,600

9.  Options under the Issuer's 1997 Stock Option Plan            2,000,000

10. Options under the Issuers Agent Stock Option Plan            1,200,000

11. Michael Occhionero                                              10,000